                  EXHIBIT 10.1 FORM OF EQUITY AWARD AGREEMENTS

                                     FORM OF
                        RESTRICTED STOCK AWARD AGREEMENT
              FOR THE BCSB BANCORP, INC. 2009 EQUITY INCENTIVE PLAN

         This Award Agreement is provided to [NAME] (the "Participant") by BCSB Bancorp, Inc. (the "Company") as of [DATE] (the "Grant Date"), the date the [COMPENSATION COMMITTEE] of the Board of Directors (the "Committee") awarded the Participant a Restricted Stock Award pursuant to the BCSB Bancorp, Inc. 2009 Equity Incentive Plan (the "2009 Plan"), subject to the terms and conditions of the 2009 Plan and this Award Agreement:

         1.       NUMBER OF SHARES SUBJECT
                  TO YOUR RESTRICTED STOCK AWARD:   [NUMBER] shares of Common
                                                    Stock ("Shares"), subject
                                                    to adjustment as may be
                                                    necessary  pursuant to
                                                    Article 10 of the 2009 Plan.

         2.       GRANT DATE:                       [DATE]

         Unless sooner vested in accordance with Section 3 of the Terms and Conditions (attached hereto) or otherwise in the discretion of the Committee, the restrictions imposed under Section 2 of the Terms and Conditions will expire on the following dates and the Shares will be distributed; provided that the Participant is still employed by or in service with the Company or any of its subsidiaries:


       Percentage of        Number of Shares
       Grant Vesting           Vesting                 Date
       -------------           -------                 ----





         IN WITNESS WHEREOF, BCSB Bancorp, Inc., acting by and through the Committee, has caused this Award Agreement to be executed as of the Grant Date set forth above.

                                    BCSB BANCORP, INC.


                                    By:
                                       -----------------------------------------
                                       On behalf of the [COMPENSATION COMMITTEE]

ACCEPTED BY PARTICIPANT:


---------------------------
[Name]


---------------------------
Date

TERMS AND CONDITIONS

1. GRANT OF SHARES. The Grant Date and number of Shares underlying your Restricted Stock Award are stated on page 1 of this Award Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the 2009 Plan.

2. RESTRICTIONS. The unvested Shares underlying your Restricted Stock Award (the "Restricted Shares") are subject to the following restrictions until they expire or terminate.

         (a) Restricted Shares may not be sold, transferred, exchanged, assigned, pledged, hypothecated or otherwise encumbered.

         (b) If your employment or service with the Company or any Affiliate terminates for any reason other than as set forth in paragraph
                (b) of Section 3 hereof, then you will forfeit all of your rights, title and interest in and to the Restricted Shares as of the date of termination, and the Restricted Shares shall revert to the Company under the terms of the 2009 Plan.

         (c) Restricted Shares are subject to the vesting schedule set forth on page 1 of this Award Agreement.

3. EXPIRATION AND TERMINATION OF RESTRICTIONS. The restrictions imposed under Section 2 will expire on the earliest to occur of the following (the period prior to such expiration being referred to herein as the "Restricted Period"):

         (a) If applicable, as to the percentages of the Shares specified in the vesting schedule on page 1 of this Award Agreement, on the respective dates specified in the vesting schedule on page 1; provided you are then still employed by or in the service of the Company or an Affiliate; or

         (b) Upon termination of your employment by reason of death or Disability; or

         (c)    Upon a Change in Control.

4. DELIVERY OF SHARES. Once the Shares are vested (see vesting schedule on page 1), the Shares (and accumulated dividends and earnings (if any), unless the Compensation Committee elects to pay out the accumulated dividends and earnings prior to vesting), will be distributed in accordance with your instructions.

5. VOTING AND DIVIDEND RIGHTS. As beneficial owner of the Shares, you have full voting and dividend rights with respect to the Shares during and after the Restricted Period. If you forfeit your rights under this Award Agreement in accordance with Section 2, you will no longer have any rights as a shareholder with respect to the Restricted Shares and you will no longer be entitled to receive dividends on the Shares.

6. CHANGES IN CAPITAL STRUCTURE. Upon the occurrence of a corporate event (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), your award will be adjusted as necessary to preserve the benefits or potential benefits of the Award. Without limiting the above, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Stock, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the Shares subject to this Award Agreement will automatically be adjusted proportionately.

7. NO RIGHT OF CONTINUED EMPLOYMENT OR SERVICE. Nothing in this Award Agreement will interfere with or limit in any way the right of the Company or any Affiliate to terminate your employment or service at any time, nor confer upon you any right to continue in the employ or service of the Company or any Affiliate.

8. PAYMENT OF TAXES. You may make an election to be taxed upon your Restricted Stock Award under Section 83(b) of the Code within 30 days of the Grant Date. If you do not make an 83(b) Election, upon vesting
                            ------------------------------------
         of the Restricted Stock Award the Committee is entitled to require as a condition of delivery:

         (i) that you remit an amount sufficient to satisfy any and all federal, state and local (if any) tax withholding requirements and employment taxes (I.E., FICA and FUTA), (ii) that the withholding of such sums come from compensation otherwise due to you or from Shares due to you under the 2009 Plan, or (iii) any combination of the foregoing. Any withholding shall comply with Rule 16b-3 or any amendments or successive rules. OUTSIDE DIRECTORS OF THE COMPANY ARE SELF-EMPLOYED AND NOT CURRENTLY SUBJECT TO TAX WITHHOLDING.

9. PLAN CONTROLS. The terms contained in the 2009 Plan are incorporated into and made a part of this Award Agreement and this Award Agreement shall be governed by and construed in accordance with the 2009 Plan. In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan will control.

10. SEVERABILITY. If any one or more of the provisions contained in this Agreement is deemed to be invalid, illegal or unenforceable, the other provisions of this Agreement will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included in this Agreement.

11. NOTICE. Notices and communications under this Agreement must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid. Notices to the Company must be addressed to:

                           BCSB Bancorp, Inc.
                           4111 East Joppa Road
                           Suite 300
                           Baltimore, MD 21128

         or any other address designated by the Company in a written notice to you. Notices to you will be directed to your address as then currently on file with the Company, or at any other address that you provide in a written notice to the Company.

12. SUCCESSORS. This Award Agreement shall be binding upon any successor of the Company, in accordance with the terms of this Award Agreement and the 2009 Plan.

13. FORFEITURE. The altering, inflating, and/or inappropriate manipulation of performance/financial results or any other infraction of recognized ethical business standards, will subject you to disciplinary action up to and including termination of employment. In addition, any equity-based compensation, as provided by the 2009 Plan to which you would otherwise be entitled will be revoked.

14. MISCELLANEOUS. All equity-based compensation earned under this Award Agreement will not be treated as compensation for purposes of benefits received under any other Company or Bank tax-qualified or non-tax-qualified plans or arrangements.

                                     FORM OF
                   NON-STATUTORY STOCK OPTION AWARD AGREEMENT
              FOR THE BCSB BANCORP, INC. 2009 EQUITY INCENTIVE PLAN

         This Award Agreement is provided to [NAME] (the "Participant") by BCSB Bancorp, Inc. (the "Company") as of [DATE] (the "Grant Date"), the date the [COMPENSATION COMMITTEE] of the Board of Directors (the "Committee") granted the Participant the right and option to purchase Shares pursuant to the BCSB Bancorp, Inc. 2009 Equity Incentive Plan (the "2009 Plan"), subject to the terms and conditions of the 2009 Plan and this Award Agreement:

         1.     OPTION GRANT:              You have been granted a NON-STATUTORY
                                           STOCK OPTION (referred to in this
                                           Agreement as your "Option"). Your
                                           Option is NOT intended to qualify as
                                           an "incentive stock option" under
                                           Section 422 of the Internal Revenue
                                           Code of 1986, as amended.

         2.     NUMBER OF SHARES
                SUBJECT TO YOUR OPTION:    [NUMBER] shares of Common Stock
                                           ("Shares"), subject to adjustment as
                                           may be necessary pursuant to Article
                                           10 of the 2009 Plan.

         3.     GRANT DATE:                [DATE]

         4.     EXERCISE PRICE:            You may purchase Shares covered by
                                           your Option at a price of [AMOUNT]
                                           per share.

         Unless sooner vested in accordance with Section 2 of the Terms and Conditions (attached hereto) or otherwise in the discretion of the Committee, the Options shall vest (become exercisable) in accordance with the following schedule:

      Continuous Status
      as a Participant               Percentage of            Number of Shares
      after Grant Date               Option Vested         Available for Exercise         Vesting Date
      ----------------               -------------         ----------------------         ------------




         IN WITNESS WHEREOF, BCSB Bancorp, Inc., acting by and through the Committee, has caused this Award Agreement to be executed as of the Grant Date set forth above.

                                   BCSB BANCORP, INC.


ACCEPTED BY PARTICIPANT:           By:
                                       -----------------------------------------
                                       On behalf of the [COMPENSATION COMMITTEE]


--------------------------
[Name]


--------------------------
Date

TERMS AND CONDITIONS

1. GRANT OF OPTION. The Grant Date, Exercise Price and number of Shares subject to your Option are stated on page 1 of this Award Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the 2009 Plan.

2. VESTING OF OPTIONS. The Option shall vest (become exercisable) in accordance with the vesting schedule shown on page 1 of this Award Agreement. Notwithstanding the vesting schedule on page 1, the Option will also vest and become exercisable:

         (a) Upon your death or Disability during your Continuous Status as a Participant; or

         (b)      Upon a Change in Control.

3. TERM OF OPTIONS AND LIMITATIONS ON RIGHT TO EXERCISE. The term of the Option will be for a period of ten (10) years, expiring at 5:00 p.m., Eastern Time, on the tenth anniversary of the Grant Date (the "Expiration Date"). To the extent not previously exercised, the vested portion of your Option will lapse prior to the Expiration Date upon the earliest to occur of the following circumstances:

         (a) Three (3) months after the termination of your Continuous Status as a Participant for any reason other than your death or Disability.

         (b) Twelve (12) months after termination of your Continuous Status as a Participant by reason of Disability.

         (c) Twelve (12) months after the date of your death, if you die while employed, or during the three-month period described in subsection (a) above or during the twelve-month period described in subsection (b) above and before the Option would otherwise lapse. Upon your death, your beneficiary (designated pursuant to the terms of the 2009 Plan) may exercise your Option.

         (d) At the end of the remaining original term of the Option if your employment is involuntarily terminated other than for "cause" (as determined by the Committee) within twelve (12) months of a Change in Control.

         The Committee may, prior to the lapse of your Option under the circumstances described in paragraphs (a), (b), (c) or (d) above, extend the time to exercise your Option as determined by the Committee in writing and subject to federal regulations. If you return to employment with the Company during the designated post-termination exercise period, then you will be restored to the status as a Participant you held prior to such termination, but no vesting credit will be earned for any period you were not in Continuous Status as a Participant. If you or your beneficiary exercises an Option after your termination of service, the Option may be exercised only with respect to the Shares that were otherwise vested on the date of your termination of service.

4.       EXERCISE OF OPTION. You may exercise your Option by providing:

         (a) a written notice of intent to exercise to [NAME] at the address and in the form specified by the Committee from time to time; and

         (b) payment to the Company in full for the Shares subject to the exercise (unless the exercise is a cashless exercise). Payment for the Shares can be made in cash, Company common stock ("stock swap"), a combination of cash and Company common stock, by means of a cashless exercise (if permitted by the Committee), or a reduction in the number of shares deliverable pursuant to the Award (if permitted by the Committee).

5. BENEFICIARY DESIGNATION. You may, in a manner determined by the Committee, designate a beneficiary to exercise your rights under the 2009 Plan and to receive any distribution with respect to this Option upon your death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the 2009 Plan is subject to all terms and conditions of this Award Agreement and the 2009 Plan, and to any additional restrictions deemed necessary or appropriate by the Committee. If you have not designated a beneficiary or none survives you, the Option may be exercised by the legal representative of your estate, and payment shall be made to your estate. You may change or revoke a beneficiary designation at any time provided the change or revocation is filed with the Company.

6. WITHHOLDING. The Company or any employer Affiliate has the authority and the right to deduct or withhold, or require you to remit to the Company, an amount sufficient to satisfy federal, state, and local (if any) withholding taxes and employment taxes (I.E., FICA and FUTA). OUTSIDE DIRECTORS OF THE COMPANY ARE SELF-EMPLOYED AND ARE NOT CURRENTLY SUBJECT TO TAX WITHHOLDING.

7. LIMITATION OF RIGHTS. This Option does not confer on you or your beneficiary designated pursuant to Paragraph 5 any rights as a shareholder of the Company unless and until the Shares are in fact issued in connection with the exercise of the Option. Nothing in this Award Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate your employment at any time, nor confer upon you any right to continue in the service of the Company or any Affiliate.

8. RESTRICTIONS ON TRANSFER AND PLEDGE. You may not pledge, encumber, or hypothecate your right or interest in this Option to or in favor of any party other than the Company or an Affiliate, and this Option shall not be subject to any lien, obligation, or liability of the Participant to any other party other than the Company or an Affiliate. You may not assign or transfer this Option other than by will or the laws of descent and distribution or pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Option under the 2009 Plan; provided, however, that the Committee may (but need not) permit other requested transfers. Only you or any permitted transferee may exercise this Option during your lifetime.

9. PLAN CONTROLS. The terms contained in the 2009 Plan are incorporated into and made a part of this Award Agreement and this Award Agreement shall be governed by and construed in accordance with the 2009 Plan. In the event of any actual or alleged conflict between the provisions of the 2009 Plan and the provisions of this Award Agreement, the provisions of the 2009 Plan will control.

10. SUCCESSORS. This Award Agreement shall be binding upon any successor of the Company, in accordance with the terms of this Award Agreement and the 2009 Plan.

11. SEVERABILITY. If any one or more of the provisions contained in this Award Agreement is invalid, illegal or unenforceable, the other provisions of this Award Agreement will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included in this Award Agreement.

12. NOTICE. Notices and communications under this Award Agreement must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid. Notices to the Company must be addressed to:

                           BCSB Bancorp, Inc.
                           4111 East Joppa Road
                           Suite 300
                           Baltimore, MD 21128

         or any other address designated by the Company in a written notice to the Participant. Notices to you will be directed to your address, as then currently on file with the Company, or to any other address that you provide in a written notice to the Company.

13. STOCK RESERVE. The Company shall at all times during the term of this Agreement reserve and keep available a sufficient number of Shares to satisfy the requirements of this Agreement.

14. FORFEITURE. The altering, inflating, and/or inappropriate manipulation of performance/financial results or any other infraction of recognized ethical business standards, will subject you to disciplinary action up to and including termination of employment. In addition, any equity-based compensation, as provided by the 2009 Plan to which you would otherwise be entitled will be revoked.

15. MISCELLANEOUS. All equity-based compensation earned under this Award Agreement will not be treated as compensation for purposes of benefits received under any other Company or Bank tax-qualified or non-tax-qualified plans or arrangements.

                                     FORM OF
                     INCENTIVE STOCK OPTION AWARD AGREEMENT
              FOR THE BCSB BANCORP, INC. 2009 EQUITY INCENTIVE PLAN

         This Award Agreement is provided to [NAME] (the "Participant") by BCSB Bancorp, Inc. (the "Company") as of [DATE] (the "Grant Date"), the date the [COMPENSATION COMMITTEE] of the Board of Directors (the "Committee") granted the Participant the right and option to purchase Shares pursuant to the BCSB Bancorp, Inc. 2009 Equity Incentive Plan (the "2009 Plan"), subject to the terms and conditions of the 2009 Plan and this Award Agreement:

         1.       OPTION GRANT:                You have been granted an
                                               INCENTIVE STOCK OPTION (referred
                                               to in this Agreement as your
                                               "Option").

         2.       NUMBER OF SHARES
                  SUBJECT TO YOUR OPTION:      [NUMBER] shares of Common Stock
                                               ("Shares"), subject to adjustment
                                               as may be necessary pursuant to
                                               Article 10 of the 2009 Plan.

         3.       GRANT DATE:                  [DATE]

         4.       EXERCISE PRICE:              You may purchase Shares covered
                                               by your Option at a price of
                                               [AMOUNT] per share.

         Unless sooner vested in accordance with Section 2 of the Terms and Conditions (attached hereto), the Options shall vest (become exercisable) in accordance with the following schedule:

     Continuous Status          Percentage of       Number of Shares
     as a Participant           Option Vested/        Available for
     after Grant Date          Number of Shares         Exercise           Vesting Date
     ----------------          ----------------         --------           ------------




         In the event an option vests on a non-business day, it will be considered exercisable on the following business day.

         IN WITNESS WHEREOF, BCSB Bancorp, Inc., acting by and through the Board of Directors, has caused this Award Agreement to be executed as of the Grant Date set forth above.

                                   BCSB BANCORP, INC.


ACCEPTED BY PARTICIPANT:           By:
                                       -----------------------------------------
                                       On behalf of the [COMPENSATION COMMITTEE]


--------------------------
[Name]


--------------------------
Date

TERMS AND CONDITIONS

1. GRANT OF OPTION. The Grant Date, Exercise Price and number of Shares subject to your Option are stated on page 1 of this Award Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the 2009 Plan. The Company intends this grant to qualify as an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended.

2. VESTING OF OPTIONS. The Option shall vest (become exercisable) in accordance with the vesting schedule shown on page 1 of this Award Agreement. Notwithstanding the vesting schedule on page 1, the Option will also vest and become exercisable:

         (a) Upon your death or Disability during your Continuous Status as a Participant; or

         (b)    Upon a Change in Control.

3. TERM OF OPTIONS AND LIMITATIONS ON RIGHT TO EXERCISE. The term of the Option will be for a period of ten (10) years, expiring at 5:00 p.m., Eastern Time, on the tenth anniversary of the Grant Date (the "Expiration Date"). To the extent not previously exercised, the vested portion of your Option will lapse prior to the Expiration Date upon the earliest to occur of the following circumstances:

         (a) Three (3) months after the termination of your Continuous Status as a Participant for any reason other than your death or Disability.

         (b) Twelve (12) months after termination of your Continuous Status as a Participant by reason of Disability.

         (c) Twelve (12) months after the date of your death, if you die while employed, or during the three-month period described in subsection (a) above or during the twelve-month period described in subsection (b) above and before the Option would otherwise lapse. Upon your death, your beneficiary (designated pursuant to the terms of the 2009 Plan) may exercise your Option.

         (d) At the end of the remaining original term of the Option, if your employment is terminated other than for "cause" (as determined by the Committee) within twelve (12) months of a Change in Control. Options exercised more than three (3) months after your termination date will be treated as Non-Statutory Stock Options for tax purposes.

         The Compensation Committee of the Board of Directors (the "Committee") may, prior to the lapse of your Option under the circumstances described in paragraphs (a), (b), (c) or (d) above, extend the time to exercise your Option as determined by the Committee in writing and subject to federal regulations. If you return to employment with the Company during the designated post-termination exercise period, then you will be restored to the status as a Participant that you held prior to termination, but no vesting credit will be earned for any period you were not in Continuous Status as a Participant. If you or your beneficiary exercises an Option after your termination of service, the Option may be exercised only with respect to the Shares that were otherwise vested on the date of your termination of service.

4.       EXERCISE OF OPTION. You may exercise your Option by providing:

         (a) a written notice of intent to exercise to [NAME] at the address and in the form specified by the Committee from time to time; and

         (b) payment to the Company in full for the Shares subject to the exercise (unless the exercise is a cashless exercise). Payment for such Shares can be made in cash, Company common stock ("stock swap"), a combination of cash and Company common stock, by means of "cashless exercise" (if permitted by the Committee), or a reduction in the number of shares deliverable pursuant to the Award (if permitted by the Committee).

5. BENEFICIARY DESIGNATION. You may, in the manner determined by the Committee, designate a beneficiary to exercise your rights under the 2009 Plan and to receive any distribution with respect to this Option upon your death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the 2009 Plan is subject to all terms and conditions of this Award Agreement and the 2009 Plan, and to any additional restrictions deemed necessary or appropriate by the Committee. If you have not designated a beneficiary or none survives you, the Option may be exercised by the legal representative of your estate, and payment will be made to your estate. You may change or revoke a beneficiary designation at any time, provided the change or revocation is filed with the Company.

6.       WITHHOLDING.

         (A)    EXERCISE OF INCENTIVE
                STOCK OPTION:
                                            There are no regular federal or
                                            state income or employment tax
                                            liabilities upon the exercise of an
                                            Incentive Stock Option (SEE
                                            INCENTIVE STOCK OPTION HOLDING
                                            PERIOD), although the excess, if
                                            any, of the Fair Market Value of the
                                            shares of Common Stock on the date
                                            of exercise over the Exercise Price
                                            will be treated as income for
                                            alternative minimum tax ("AMT")
                                            purposes and may subject you to AMT
                                            in the year of exercise. PLEASE
                                            CHECK WITH YOUR TAX ADVISOR.

         (B)    DISQUALIFYING DISPOSITION:

                                            In the event of a disqualifying
                                            disposition (described below), you
                                            may be required to pay BCSB Bancorp,
                                            Inc. or its Affiliates (based on the
                                            federal and state regulations in
                                            place at the time of exercise) an
                                            amount sufficient to satisfy all
                                            federal, state and local tax
                                            withholding.

         (C)    INCENTIVE STOCK OPTION
                HOLDING PERIOD:
                                            In order to receive Incentive Stock
                                            Option tax treatment under Section
                                            422 of the Code, you may not dispose
                                            of Shares acquired under an
                                            Incentive Stock Option Award (i) for
                                            two (2) years from the Date of Grant
                                            and (ii) for one (1) year after the
                                            date you exercise your Incentive
                                            Stock Option. YOU MUST NOTIFY THE
                                            COMPANY WITHIN TEN (10) DAYS OF AN
                                            EARLY DISPOSITION OF COMMON STOCK
                                            (I.E., A "DISQUALIFYING
                                            DISPOSITION").

7. LIMITATION OF RIGHTS. This Option does not confer on you or your beneficiary any rights as a shareholder of the Company unless and until Shares are in fact issued in connection with the Option exercise. Nothing in this Award Agreement will interfere with or limit in any way the right of the Company or any Affiliate to terminate your service at any time, nor confer upon you any right to continue in the service of the Company or any Affiliate.

8. STOCK RESERVE. The Company shall, at all times during the term of this Award Agreement, reserve and keep available a sufficient number of Shares to satisfy the requirements of this Award Agreement.

9. RESTRICTIONS ON TRANSFER AND PLEDGE. You may not pledge, encumber, or hypothecate your rights or interests in this Option to or in favor of any party other than the Company or an Affiliate, and the Option shall not be subject to any lien, obligation, or liability of the Participant to any other party other than the Company or an Affiliate. You may not assign or transfer the Option, other than by will or the laws of descent and distribution or pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code, if such Section applied to an Option under the 2009 Plan. Only you or a permitted transferee may exercise the Option during your lifetime.

10. PLAN CONTROLS. The terms contained in the 2009 Plan are incorporated into and made a part of this Award Agreement and this Award Agreement shall be governed by and construed in accordance with the 2009 Plan. In the event of any actual or alleged conflict between the provisions of the 2009 Plan and the provisions of this Award Agreement, the provisions of the 2009 Plan will control.

11. SUCCESSORS. This Award Agreement shall be binding upon any successor of the Company, in accordance with the terms of this Award Agreement and the 2009 Plan.

12. SEVERABILITY. If any one or more of the provisions contained in this Award Agreement is invalid, illegal or unenforceable, the other provisions of this Award Agreement will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included in the Award Agreement.

13. NOTICE. Notices and communications under this Award Agreement must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid. Notices to the Company must be addressed to:

                           BCSB Bancorp, Inc.
                           4111 East Joppa Road
                           Suite 300
                           Baltimore, MD 21128

         or any other address designated by the Company in a written notice to the Participant. Notices to you will be directed to your address, then currently on file with the Company, or to any other address that you provide in a written notice to the Company.